T. SUBSEQUENT EVENTS	12 Months Ended
Dec. 31, 2013
Subsequent Events [Abstract]
SUBSEQUENT EVENTS

We have evaluated subsequent events through the date the financial statements were available to be issued.

On January 28, 2014, the Company’s board of directors granted stock options for 107,800 shares of the Company’s common stock to various employees of the Company. The stock options have an exercise price of $13.84 per share and vest over a four year period from date of grant.

On January 3, 2014 the Company paid down $7.0 million of loans subsequent to year-end.

On January 6, 2014 the Company paid down $4.5 million of loans of its China subsidiary subsequent to year-end.

Subsequent to year end, the Company drew down $4.0 million of loans of its Taiwan bank facility.